Exhibit 99.1

KINGSWAY REPORTS FULL YEAR 2022 RESULTS

Management to Host Conference Call Today at 5 p.m. ET

Chicago (March 8, 2023) - (NYSE: KFS) Kingsway Financial Services Inc. (“Kingsway” or the “Company”) today announced its operating results for the 12 months ended December 31, 2022.

Recent Business Highlights

●

Completed the sale of its railyard in Texas for $215.2 million, consisting of $44.5 million cash and $170.7 million of mortgage assumption, resulting in net proceeds to Kingsway of $21.4 million after taxes, fees and distribution to the minority shareholder

●

Acquired Secure Nursing Service, Inc. ("SNS") on November 18, 2022, a privately held, healthcare supplemental staffing agency, for $10.9 million; the acquisition is expected to be immediately accretive, having pre-acquisition GAAP income before income taxes of $2.6 million and $2.7 million of unaudited adjusted EBITDA

●

Acquired CSuite Financial Partners (“CSuite”) on November 1, 2022, a national, financial executive services firm, for $8.5 million; the acquisition is expected to be immediately accretive, having pre-acquisition GAAP income before income taxes of $0.9 million and $1.8 million of unaudited adjusted EBITDA

●

On February 28, 2023, closed on an amendment to an existing debt facility (secured by its extended warranty companies) that allows the Company to draw up to $10 million in additional principal, in increments of at least $2 million, until February 27, 2024

●

On March 2, 2023, the Company announced its intention to exercise its right to repurchase 100% of the principal and deferred interest from five of the six trust preferred debt instruments no later than March 15, 2023; as a result, the Company will also pay the deferred interest owed on the sixth trust preferred debt instrument and redeem any outstanding Class A Preferred Shares, both no later than March 15, 2023

“2022 was a year of significant accomplishments and progress towards our strategic priorities,” said John T. Fitzgerald, President and Chief Executive Officer of Kingsway Financial Services. “We delivered solid financial results, dramatically simplified our capital structure and reallocated capital through the sale of certain assets towards debt reduction and the acquisition of attractive new operating businesses. Our balance sheet is no longer encumbered by non-recourse debt that was tied to non-core real estate assets that we sold, and we are in a solid position to execute our options to repurchase the majority of our outstanding TruPs debt and accrued interest.  Remaining cash on hand along with a new standby credit facility will provide capital to pursue additional acquisition opportunities in the future.”

“We continue to simplify our balance sheet and capital structure, through actions such as selling our railyard asset and other non-core real estate assets,” said Kent A. Hansen, Executive Vice President and CFO.  “Given the actions we completed in 2022 and the expected repurchase of a substantial portion of our outstanding trust preferred debt later this month, we believe that a total company adjusted EBITDA metric, rather than our former metric of non-GAAP adjusted net income, will give a better view of the Company’s performance today and going forward.”

Full Year 2022 Consolidated Financial Highlights

As a result of the sale of its railyard assets, as well as the fact that the Company determined that its VA Lafayette business was held-for-sale as of December 31, 2022, the Company concluded that its former Real Estate reportable segment met the criteria for discontinued operations.  The Company's financial statements have been updated to reflect the former Real Estate reportable segment in discontinued operations in 2022 and 2021.

Financial highlights include:

●	Total revenue was $93.3 million for 2022, compared to $78.4 million for 2021, and now consists of just Extended Warranty and Kingsway Search Xcelerator (“KSX”) segment revenues

●

Extended Warranty revenue was $74.0 million for 2022, compared to $74.9 million in 2021; however, pro forma revenue was $69.2 million for 2022, compared to $66.9 million for 2021 (pro forma excludes the results of PWSC, which was sold in July 2022)

●	KSX revenue was $19.2 million for 2022, compared to $3.5 million for 2021 (the KSX segment was created when Ravix was acquired in October 2021)

●	Income from continuing operations was $30.1 million for 2022, compared to a loss from continuing operations of $2.7 million in 2021

●	Adjusted EBITDA (a non-GAAP metric) was $10.2 million for 2022, compared to adjusted EBITDA of $7.1 million in 2021

●	Extended Warranty segment and KSX segment operating income was a total of $13.4 million in 2022, compared to a total of $13.1 million in 2021

●	Pro forma adjusted EBITDA for the Extended Warranty segment and KSX segment was a total of $13.5 million in 2022, compared to a total of $9.4 million in 2021

●	Unrestricted cash and cash equivalents were $64.2 million as of December 31, 2022 compared to $10.1 million as of December 31, 2021

The pro forma results above exclude the results of PWSC in 2021 and through the date of sale in July 2022.  They do not include the results of SNS or CSuite prior to acquisition.

Reconciliations of GAAP to non-GAAP metrics are presented in the attached schedules. The Company today also filed its 2022 Annual Report on Form 10-K.

Conference Call and Webcast

Management will host a conference call at 5 p.m. Eastern time today to discuss the results and host a live Q&A session. Additionally, investors may also submit questions via email to: James@HaydenIR.com.

Conference Call Information

Date: Wednesday, March 8, 2023

Time:  5:00 PM Eastern Time

Toll Free: 888-506-0062; Code: 295056

International: 973-528-0011; Code: 295056

Live Webcast Link: https://www.webcaster4.com/Webcast/Page/2928/47683

Conference Call Replay Information

Toll Free: 877-481-4010

International: 919-882-2331

Replay Passcode: 47683

Replay Webcast Link: https://www.webcaster4.com/Webcast/Page/2928/47683

About the Company

Kingsway is a holding company that owns or controls subsidiaries primarily in the extended warranty and business services industries. The common shares of Kingsway are listed on the New York Stock Exchange under the trading symbol “KFS”.

The Company serves the extended warranty industry through its operating subsidiaries IWS (iwsgroup.com), Penn Warranty (pennwarranty.com), Preferred Warranties (preferredwarranties.com) and Trinity Warranty Solutions (trinitywarranty.com).

The Company serves the business services industry through its operating subsidiaries CSuite (csuitefinancialpartners.com), Ravix (ravixgroup.com) and Secure Nursing Service (securenursing.com).

Non U.S. GAAP Financial Measure

The Company believes that non-GAAP adjusted EBITDA, when presented in conjunction with comparable GAAP measures, provides useful information about the Company's operating results and enhances the overall ability to assess the Company's financial performance. The Company uses non-GAAP adjusted EBITDA, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA allow investors to make a more meaningful comparison between the Company's core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, when viewed with the Company's results under GAAP and the accompanying reconciliations, provides useful information about the Company's business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by the factors listed in the attached schedules, the Company believes that non-GAAP adjusted EBITDA can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. Investors should consider this non-GAAP measure in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. Investors are encouraged to review the Company's financial results prepared in accordance with GAAP to understand the Company's performance taking into account all relevant factors.

Forward-Looking Statements

This press release and/or Shareholder Letter may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as "expects," "believes," "anticipates," "intends," "estimates," "seeks" and variations and similar words and expressions are intended to identify such forward-looking statements; however, the absence of any such words does not mean that a statement is a not a forward-looking statement. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled "Risk Factors" in the Company's 2022 Annual Report on Form 10-K and subsequent Form 10-Qs and Form 8-Ks filed with the Securities and Exchange Commission. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

Additional information about Kingsway, including a copy of its Annual Reports can be accessed on the EDGAR section of the U.S. Securities and Exchange Commission's website at www.sec.gov, on the Canadian Securities Administrators' website at www.sedar.com, or through the Company's website at www.kingsway-financial.com.

Kingsway Financial Services Inc.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(in thousands)

(UNAUDITED)

	Twelve Months Ended	For the Three Months Ended
	12/31/22	12/31/22	9/30/22	6/30/22	3/31/22
GAAP Net Income (Loss)	$15,065	$(17,339)	$37,273	$(2,365)	$(2,504)

Non-GAAP Adjustments:
Discontinued operations	15,067	15,678	1,670	(786)	(1,495)
Gain on sale of PWSC (1)	(26,447)	-	(26,447)	-	-
Changes in fair value; realized gains/losses (2)	(10,649)	(1,249)	(13,914)	2,479	2,035
Employee related expenses (3)	2,653	670	321	507	1,155
Other items (4)	1,172	1,532	184	86	(630)
Depreciation, amortization, tax and interest expense	13,305	4,053	3,573	3,218	2,461
Total Non-GAAP Adjustments	(4,899)	20,684	(34,613)	5,504	3,526

Non-GAAP Adjusted EBITDA (6)	$10,166	$3,345	$2,660	$3,139	$1,022

Includes reduction due to IWS change in estimate (7)	$944	$-	$-	$-	$944

	Twelve Months Ended	For the Three Months Ended
	12/31/21	12/31/21	9/30/21	6/30/21	3/31/21
GAAP Net Income (Loss)	$1,860	$1,443	$(226)	$(256)	$899

Non-GAAP Adjustments:
Discontinued operations	(4,573)	(1,755)	(1,066)	(524)	(1,228)
Changes in fair value; realized gains/losses (2)	907	412	(857)	(20)	1,372
Employee related expenses (3)	3,859	692	574	735	1,858
Other items (4)	208	300	209	-	(301)
PPP forgiveness (5)	(2,494)	-	-	-	(2,494)
Depreciation, amortization, tax and interest expense	7,376	2,538	1,518	1,731	1,589
Total Non-GAAP Adjustments	5,283	2,187	378	1,922	796

Non-GAAP Adjusted EBITDA (6)	$7,143	$3,630	$152	$1,666	$1,695

Includes reduction due to PWI final purchase accounting (7)	$1,857	$-	$1,857	$-	$-

(1)

Gain on sale of PWSC, net of transaction expenses that are included in consolidated operating expenses, as well as income taxes associated with the sale.  The Company estimates that had the gain not occurred, the Company would have recorded a tax benefit; therefore taxes of $6.1 million are included in this line item.

(2)

Includes realized and unrealized gains and losses on non-core investments; change in the fair value of subordinated debt (net of the portion of the change attributable to instrument-specific credit risk); unrealized gain on the change in fair value of the trust preferred security options; and change in the fair value of the Ravix earn-out (changes in fair value recorded as other income or expense).

(3)

Employee related expenses includes charges relating to severance and consulting agreements pertaining to former key employees; and non-cash expense arising from the grant and modification of stock-based awards to employees.

(4)

Other items includes:  legal expenses associated with the Company’s defense against significant litigation matters; acquisition-related expenses; expense relating to the settlement of all remaining Amigo claims; other non-recurring items; and net expense incurred as a result of legal settlement reached with DGI in Q1 2021.

(5)	Given the non-recurring nature of the PPP forgiveness benefit, the Company concluded this should be excluded from non-GAAP adjusted EBITDA.
(6)	Includes the results of PWSC through the date of sale (end of July 2022).
(7)

The three months ended 3/31/2022 include a non-cash net charge of $0.9 million relating to change in estimate in accounting for IWS deferred revenue and deferred contract costs associated with vehicle service contract administration fees.  The three months ended 9/30/2021 include a $1.9 million non-cash, cumulative reduction to service fee and commission revenue relating to the finalization of the PWI purchase accounting.

Kingsway Financial Services Inc.

Reconciliation of Extended Warranty Segment Operating Income to Non-GAAP Adjusted EBITDA

and Pro Forma Non-GAAP Adjusted EBITDA

(in thousands)

(UNAUDITED)

	Twelve Months Ended	For the Three Months Ended
	12/31/22	12/31/22	9/30/22	6/30/22	3/31/22
GAAP Operating Income for Extended Warranty segment	$9,879	$2,759	$2,461	$2,936	$1,723

Non-GAAP Adjustments:
Investment income (1)	510	193	145	96	76
Gain (loss) on sale of core investments (2)	(45)	(23)	(2)	(16)	(4)
Depreciation	292	61	70	87	74
Total Non-GAAP Adjustments	757	231	213	167	146

Non-GAAP adjusted EBITDA for Extended Warranty segment	$10,636	$2,990	$2,674	$3,103	$1,869
PWSC operating (income) loss (3)	(888)	-	147	(737)	(298)
PWSC depreciation (3)	(44)	-	(8)	(25)	(11)
Pro forma Non-GAAP adjusted EBITDA for Extended Warranty segment	$9,704	$2,990	$2,813	$2,341	$1,560

Includes reduction due to IWS change in estimate (4)	$944	$-	$-	$-	$944

	Twelve Months Ended	For the Three Months Ended
	12/31/21	12/31/21	9/30/21	6/30/21	3/31/21
GAAP Operating Income for Extended Warranty segment	$12,636	$3,326	$1,400	$2,600	$5,310

Non-GAAP Adjustments:
Investment income (1)	203	52	66	42	43
Gain (loss) on sale of core investments (2)	14	19	(18)	1	12
PPP forgiveness (5)	(2,183)	-	-	-	(2,183)
Depreciation	215	95	55	53	12
Total Non-GAAP Adjustments	(1,751)	166	103	96	(2,116)

Non-GAAP adjusted EBITDA for Extended Warranty segment	$10,885	$3,492	$1,503	$2,696	$3,194
PWSC operating income (3)	(1,958)	(552)	(503)	(500)	(403)
PWSC depreciation (3)	(38)	(11)	(7)	(8)	(12)
Pro forma Non-GAAP adjusted EBITDA for Extended Warranty segment	$8,889	$2,929	$993	$2,188	$2,779

Includes reduction due to PWI final purchase accounting (4)	$1,857	$-	$1,857	$-	$-

(1)   Investment income arising as part of Extended Warranty segment’s minimum holding requirements

(2)   Realized Gains (losses) resulting from investments held in trust as part of Extended Warranty segment’s minimum holding requirements

(3)   Amounts relating to the sale of PWSC (end of July 2022) in order to remove PWSC from all periods presented.

(4)   The three months ended 3/31/2022 include a non-cash net charge of $0.9 million relating to change in estimate in accounting for IWS deferred revenue and deferred contract costs associated with vehicle service contract administration fees.  The three months ended 9/30/2021 include a $1.9 million non-cash, current period cumulative reduction to service fee and commission revenue relating to the finalization of the PWI purchase accounting.

(5)   Given the non-recurring nature of the PPP forgiveness benefit, the Company has concluded this should be excluded from non-GAAP adjusted EBITDA and pro forma non-GAAP EBITDA.

Kingsway Financial Services Inc.

Reconciliation of KSX Segment Operating Income to Non-GAAP Adjusted EBITDA

(in thousands)

(UNAUDITED)

	Three Months Ended	For the Three Months Ended
	12/31/22	12/31/22	9/30/22	6/30/22	3/31/22
GAAP Operating Income for KSX segment	$3,548	484	$1,126	$723	$893	$806

Non-GAAP Adjustments:
Employee costs (1)	235	71	70	55	55	55
Total Non-GAAP Adjustments	235	73	70	55	55	55

Non-GAAP adjusted EBITDA for KSX segment	$3,783	557	$1,196	$778	$948	$861

Three Months Ended
12/31/2021
GAAP Operating Income for KSX segment	$484

Non-GAAP Adjustments:
Employee costs (1)	71
Total Non-GAAP Adjustments	71

Non-GAAP adjusted EBITDA for KSX segment	$555

(1)	Costs associated with employees assisting during a transition period and are not expected to be replaced once transition period has ended (approximately one year from acquisition date).